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                                                                   EXHIBIT 23.1







                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our reports dated February 9, 1996 included in this Form 8-K/A, into Equity Marketing Inc.'s previously filed Form S-3 registration statement (Registration No. 333-15479).

                                       /s/ ARTHUR ANDERSEN LLP
                                       -----------------------------------
                                           ARTHUR ANDERSEN LLP

Los Angeles, California
December 2, 1996





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